As Filed with the Commission on March 30, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 30, 2020

ABCO ENERGY, INC.

(Name of registrant as specified in its Charter)

NEVADA	000-55235	20-1914514
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2100 North Wilmot, #211, Tucson, AZ	85712
(Address of principal executive offices)	(Zip Code)

(520) 777-0511

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK	ABCE	OTCPK

ITEM 8.01:	OTHER EVENTS.

  (a)     The Company is unable to meet the filing dateline for its Form 10-K (“2019 10-K Annual Report”) due March 30, 2020 due to circumstances related to COVID-19;

  (b)     This Form has been filed on March 30, 2020 as follows:

                (1)  The Company relying on the SEC Order contained in the 1934 Act Release No. 34-88465 dated March 25, 2020 in filing this Form 8-K.

                (2)  The Company encountered extreme difficulties in completing a timely review and preparation of the financial statements as at December 31, 2019 for inclusion in the 2019 Form 10-K Annual Report in sufficient time to permit the said Report to be timely filed without immeasurable expense and effort, all because of the continued negative effects of the COVID-19 on such preparation and filing. The Company’s internal accounting procedures have been substantially impeded due to current quarantines, local control measures and/or travel restrictions in the Tucson, AZ area imposed thereon.  Accounting confirmation from our customers, suppliers and banks for audit preparation have been delayed.

Over 80% of the solar panels used in our operations are produced in China and close to that percentage of solar related parts also come from China.  The operations of our China suppliers  have been severely curtailed. The delay in the delivery of needed parts to the Company by our China suppliers to complete jobs has adversely affected the Company’s operations. These interruptions caused long delays in the preparation of the 2019 FY financials.

In addition, Coronavirus issues have caused Company sales to plummet and this has caused Management to divert its efforts on the 2019 10-K and Annual Report to give serious considerations to future internal sales and growth forecasts and to re-direct our sales efforts accordingly.

                (3)  The 2019 10-K Annual Report is expected to be filed on or before May 14, 2020.

                (4)  Not Applicable.

                (5)  Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABCO ENERGY, INC.

Dated: March 30, 2020	By: /s/ Michael Mildebrandt
Name: Michael Mildebrandt
Title: President